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                         AIM SPECIAL OPPORTUNITIES FUNDS

                        AIM SMALL CAP OPPORTUNITIES FUND

                        Supplement dated November 8, 1999
                   to the Prospectus dated September 27, 1999
             as supplemented November 3, 1999 and November 4, 1999

This supplement supersedes and replaces in its entirety the supplement dated November 4, 1999.

AIM Small Cap Opportunities Fund (the "fund") has reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it has become increasingly difficult to satisfy the fund's investment objective and guidelines. For this reason, effective at the close of business on November 4, 1999, the fund will be closed to new investors. Existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

The fund will accept properly completed Account Applications postmarked by the close of business on November 4, 1999. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on November 4, 1999. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to the Class A shares.
The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of the shareholders.

The third full paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus should be deleted in its entirety and replaced with the following:

         "The fund will invest at least 80% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000--Registered Trademark-- Index. The Russell 2000--Registered Trademark-- Index measures the performance of the smallest 2000 companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on the total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities."

At a meeting held on November 4, 1999, the Board of Trustees of AIM Special Opportunities Funds (the trust) voted to adopt a new advisory agreement for the fund, a series portfolio of the trust, subject to shareholder approval. The most significant difference between the current advisory agreement and the new advisory agreement is that the current agreement provides that A I M Advisors, Inc., the fund's investment adviser, will receive fees based solely on the net asset value of the fund, while the new advisory agreement provides that the adviser will receive a performance-based fee.

If shareholders approve the new advisory agreement, the fund will pay a base fee at the annual rate of 1.00% of average daily net assets. (This is the fee that the fund currently pays.) This base fee will be adjusted, on a monthly basis, based on a rolling 12-month measurement period (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of the fund exceeds the sum of 2.00% and the investment record of the Russell 2000--Registered Trademark-- Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Russell 2000--Registered Trademark-- Index less 2.00% exceeds the investment performance of the Class A shares of the fund. The maximum increase or decrease is 0.75% annually, resulting in a maximum annual fee payable of 1.75% of average


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daily net assets and a minimum annual fee of 0.25% of average daily net assets.

If shareholders approve the new advisory agreement, the base fee will become effective January 1, 2000. The first performance adjustment will be made in January 2001, based on the performance period ending December 31, 2000.

At its meeting, the Board of Trustees also voted, subject to shareholder approval, to

         o amend all of the fund's fundamental investment restrictions, as described more fully in a supplement dated November 4, 1999 to the trust's statement of additional information; and

         o make the fund's investment objective non-fundamental and therefore changeable in the future by the Board of Trustees without shareholder approval.

The fund's adviser does not currently anticipate that either of these proposed changes will have any material effect on the way it manages the fund. If shareholders approve these changes, such changes will become effective December 31, 1999.

The Board of Trustees has called a meeting of shareholders of the fund to be held on or about December 20, 1999 to vote on all of these matters. Only shareholders of record as of September 29, 1999 are entitled to vote on these matters.

At its meeting, the Board of Trustees also voted to approve to amend the non-fundamental investment policy relating to investing in securities of companies involving a special opportunity for the fund. Effective December 21, 1999, the non-fundamental investment policy relating to investments in securities of companies involving a special opportunity for the fund will be replaced in its entirety with the following:

         "The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies."

At its meeting, the Board of Trustees also voted to approve to amend the non-fundamental investment policy relating to the market capitalization measurement for the fund. Effective December 21, 1999, the third full paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus should be deleted in its entirety and replaced with the following:

         "The fund will invest at least 65% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000--Registered Trademark-- Index. The Russell 2000--Registered Trademark-- Index measures the performance of the smallest 2000 companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on the total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities."